United States
Securities and Exchange Commission
Washington, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

GREENWAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation or organization)

000-55030 (Commission File Number)	90-0893594 (IRS Employer Identification No.)
8851 Camp Bowie West Boulevard, Suite 240 Fort Worth, Texas (principal executive offices)	76116 (Zip Code)

(817) 346-6900
(registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On March 6, 2018, Greenway Technologies, Inc. (the “registrant”) announced the completion of the first of its kind G-Reformer® which converts natural gas into synthesis gas. The G-Reformer® is a critical component of the registrant’s innovative Greer-Wright Gas-to-Liquids system which converts natural gas into liquid fuels.

A copy of the press release is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

(a)       Financial statements of business acquired. Not applicable.

(b)       Pro forma financial information. Not applicable.

(c)       Shell registrant transactions. Not applicable.

(d)       Exhibits.

Exhibit No.	Identification of Exhibit
99.1*	Press Release issued on March 6, 2018, with respect to the completion of first commercial G-Reformer®.

____________

*       Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018.	GREENWAY TECHNOLOGIES, INC.

By /s/ D. Patrick Six
D. Patrick Six, chief executive officer

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